EXHIBIT A - CONVERTIBLE PROMISSORY NOTE

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.




                           TENGTU INTERNATIONAL CORP.

                         10% CONVERTIBLE PROMISSORY NOTE

                              Dated: March __, 2001


         FOR VALUE RECEIVED, Tengtu International Corp., a Delaware corporation (the "COMPANY"), hereby unconditionally promises to pay to the order of Orion Capital Incorporated ("ORION" and, together with its assigns, the "HOLDER") on June ___, 2002 (the "MATURITY DATE") the principal sum of ONE MILLION DOLLARS ($1,000,000.00), plus interest on the unpaid principal amount of this Note as provided in ARTICLE I hereof. This is the Convertible Promissory Note referred to in the Loan Agreement. Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in ARTICLE V hereof.

         The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell otherwise dispose of this Note, or the shares of Common Stock issuable upon conversion hereof, except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state Blue Sky or foreign laws or similar laws relating to the offer or sale of securities.

                                    ARTICLE I

                             PRINCIPAL AND INTEREST

         SECTION 1.1 PRINCIPAL. The entire unpaid principal amount of this Note shall be paid on the Maturity Date. Promptly following the payment in full of this Note, the Holder shall surrender this Note to the Company for cancellation.



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         SECTION 1.2 INTEREST. Interest shall accrue on the daily unpaid principal amount of this Note, for each day during the period from and including the date hereof (the "COMMENCEMENT DATE") to but excluding the date such Note shall be paid in full, at a rate of ten percent (10%) per annum (the "INTEREST RATE") and shall be payable on the last day of each calendar quarter (each, an "INTEREST PAYMENT DATE"), commencing on March 31, 2001; PROVIDED, HOWEVER, that if the Company incurs any additional indebtedness for borrowed money on or prior to March 31, 2001, and the interest rate payable on all or any portion of such indebtedness exceeds 10%, the Interest Rate shall from and after the date of such incurrence be increased to a rate that is equal to the highest interest rate payable on such other indebtedness. On the date on which this Note is paid in full, the Company shall pay Holder interest accrued from and including the immediately preceding Interest Payment Date to but excluding the date of such payment. Interest on this Note shall be computed on the basis of a year of 360 days consisting of twelve 30-day months.

         SECTION 1.3 DEFAULT INTEREST. Without duplication of any interest payable under SECTION 1.2 hereof, the Company hereby unconditionally promises to pay to the Holder interest on any principal or interest payable by the Company under this Note that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate per annum equal to the Interest Rate plus 5%, which interest shall be payable from time to time on demand of the Holder.

                                   ARTICLE II

                                    PAYMENTS

         SECTION 2.1 PAYMENTS GENERALLY. All payments of principal and interest to be made by the Company in respect of this Note shall be made in Dollars by delivery to the Holder of, at the address the Holder provides to the Company, not later than 12:00 noon New York time on the date on which such payment shall be due. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All payments by the Company under this Note will be made without setoff or counterclaim and free and clear of, and without deductions for, any taxes, fees or other expenses or claims of any kind.

         SECTION 2.2 PREPAYMENTS. At any time, and from time to time, the Company may, upon three business days written notice, at its option, prepay this Note (in an amount up to but not exceeding the unpaid principal amount hereof and any accrued interest hereon) in whole or in part without premium or penalty. Prior to the expiration of the notice period, Holder shall have the right to convert the Note, or any unpaid portion thereof, into Common Stock in accordance with ARTICLE IV hereof.



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                                  ARTICLE III

                                EVENTS OF DEFAULT

         SECTION 3.1 EVENT OF DEFAULT. "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any interest in respect of this Note within ten (10) Business Days after it becomes due and payable; or

               (b) default in the payment of the outstanding principal amount of this Note at its Maturity Date; or

               (c) a default by the Company of any of its obligations under the Amended Loan Agreement, any failure in the timely satisfaction of the covenants set forth in Section 4 of the Amended Loan Agreement, or a default by the Company with respect to any other instrument evidencing indebtedness of the Company or any of its subsidiaries which results in any indebtedness of the Company or any of its subsidiaries of at least $100,000 becoming or being declared due and payable prior to its scheduled maturity date or a default by the Company of any of its obligations under the security agreement dated December 21, 2000; or

               (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any of its subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its subsidiaries under Federal bankruptcy law or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any of its subsidiaries or of any substantial part of the property of the Company or any of its subsidiaries, or ordering the winding up or liquidation of the affairs of the Company or any of its subsidiaries; or

               (e) the institution by the Company or any of its subsidiaries of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its subsidiaries to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company or any of its subsidiaries of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or state law, or the consent by the Company or any of its subsidiaries to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any of its subsidiaries or of any substantial part of the property of the Company or any of its subsidiaries, or the making by the Company or any of its subsidiaries of an assignment for the benefit of creditors, or the admission by the Company or any of its subsidiaries in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its subsidiaries in furtherance of any such action; or

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               (f) a judgment or order for the payment of at least $100,000 is rendered against the Company or any of its subsidiaries and is not vacated, discharged, stayed or bonded pending appeal within sixty (60) days after notice of such judgment or order to the Company or any of its Subsidiaries.

         SECTION 3.2 ACCELERATION OF NOTE. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the outstanding principal amount of this Note (including accrued interest as provided in ARTICLE I hereof) to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default referenced in paragraph (d) or paragraph (e) of SECTION 3.1 occurs, the outstanding principal amount of this Note (including accrued interest as provided in ARTICLE I hereof) shall automatically become due and payable immediately without any declaration or other action on the part of the Holder. At any time after the outstanding principal amount of this Note shall become immediately due and payable and before a judgment or decree for payment of the money due has been obtained, the Holder, by written notice to the Company, may rescind and annul any acceleration and its consequences.

                                   ARTICLE IV

                                   CONVERSION

         SECTION 4.1 CONVERSION RIGHT. The Holder of this Note is entitled, at its option, to convert at any time commencing on the date hereof and ending on the Maturity Date, the principal amount of this Note or any portion thereof, together with accrued but unpaid interest, into shares of Common Stock of the Company (the "Conversion Shares") at a conversion price for each share of Common Stock (the "Conversion Price") equal to U.S.$0.30. If the Holder does not elect to convert this Note on or before the Maturity Date, it shall no longer have the right to convert this note into shares of Common Stock of the Company.

         SECTION 4.2 ADJUSTMENTS TO THE CONVERSION PRICE. (a) In the event that the Company shall pay a share dividend or other distribution payable in shares of Common Stock or on the shares of Common Stock or the issued shares of Common Stock shall be subdivided, combined or consolidated, by reclassification or otherwise, into a greater or less number of shares of Common Stock, the conversion price in effect immediately prior (and each Conversion Price in effect subsequent) to such subdivision or combination shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted. In the case of a share dividend or other distribution payable in shares of Common Stock such adjustment shall occur as follows: the Conversion Price that is then in effect (and in effect at any time thereafter) shall be decreased as of the time of such issuance, or in the event a record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then (and thereafter) in effect by a fraction (1) the numerator of which is the total number of shares of issued Common

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Stock immediately prior to the time of such issuance or the close of business on such record date, as the case may be, and (2) the denominator of which is the total number of shares of issued Common Stock immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that, if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the conversion price shall be adjusted to reflect the actual payment of such dividend or distribution.

               (b) Upon the occurrence of each adjustment to the Conversion Price pursuant to this Paragraph 4.2, the Company, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to the Holder. In addition, the Company shall mail a notice notifying the Holder in the event that there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company.

         SECTION 4.3 CONVERSION PROCEDURES. (a) Conversion shall be effectuated by surrendering this Note to the Company (if such Conversion will convert all outstanding principal), together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Holder, be paid in cash as set forth above or in Common Stock upon conversion at the Conversion Price on the date of conversion. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (604) 433-7527 Attn.: Chairman and CEO. One or more certificates representing the number of full shares of Common Stock issuable upon such conversion will be delivered, at the Company's expense, to the Holder within ten (10) Business Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares of Common Stock upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

               (b) If at any time (i) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Note into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Paragraph 4.3 or (ii) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the Holder hereof to effect the conversion of this Note into

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Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this Note for cash at a redemption price equal to one hundred ten percent (110%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (ii) to the Company's right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon a properly noticed conversion.

               (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C.ss.101 ET SEQ. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 . U.S.C.ss.362 in respect of the Holder's conversion privilege.

         SECTION 4.4 STATUS OF CONVERSION SHARES. The Conversion Shares: (a) shall be credited as fully paid; (b) shall rank pari passu in all respects and form one class with the shares of Common Stock then in issue and (c) entitle the Holder to be paid an appropriate proportion of all dividends and other distributions declared, made or paid on shares of Common Stock in respect of the calendar year in which the relevant conversion date falls, but not in respect of an earlier financial year.

         SECTION 4.5 RESERVATION OF COMMON STOCK FOR CONVERSION SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

         SECTION 4.6 REORGANIZATION, MERGER OR TRANSFER OF ASSETS. If the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within 12 months from the date of such transfer (any such transaction being hereinafter sometimes referred to as a "Reorganization") then, in each such case, the Holder of this Note, on the conversion hereof as provided in ARTICLE 4 at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of Common Stock issuable on such conversion prior to such consummation or such effective date, the stock and other securities and property (including cash)

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to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so converted this Note, immediately prior thereto; provided that the successor corporation in any such Reorganization described in clause (b) or (c) above where the Company will not be the surviving entity (the "Acquiring Company") has agreed prior to such Reorganization in a writing satisfactory in form and substance to the Holder that this Note shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on conversion after the consummation of such Reorganization, and shall be binding upon the issuer of any such stock or other securities (including, in the case of any transfer of properties or assets referred to above, the person acquiring all or substantially all of the properties or assets of the Company). If the Acquiring Company has not so agreed to continue this Note, then the Company shall give 30 days' prior written notice to the Holder of this Note of such Reorganization, during which 30-day period (the "Notice Period") the Holder at its option and upon written notice to the Company shall be able to (i) convert this Note or any part thereof at a conversion price (the "Discounted Conversion Price") equal to the then prevailing conversion price hereunder discounted at the Discount Rate (as used herein the "Discount Rate" shall mean the then prevailing interest rate on U.S. Treasury Notes issued on (or immediately prior to) the date of such 30-day notice and maturing on the Maturity Date (or immediately prior thereto), such rate to be compounded annually through the Maturity Date, and in no event to be less than 10% annually); or (ii) on the Effective Date, the Holder of this Note shall be paid an amount (the "Merger Profit Amount") equal to the difference between the fair market value per share of Common Stock of the Company being purchased by the Acquiring Company in the Reorganization and the Discounted Conversion Price described in clause (i) above and the Note shall simultaneously expire. The Merger Profit Amount shall be payable in the same form as the common stockholders of the Company shall be paid by the Acquiring Company for their shares of Common Stock of the Company. The fair market value of any noncash property received from the Acquiring Company upon the Reorganization shall be determined in good faith by the Board of Directors of the Company, as approved by the Company's stockholders.

                                    ARTICLE V

                                   DEFINITIONS

         SECTION 5.1 DEFINITIONS. The following terms shall have the meanings set forth below:

         "LOAN AGREEMENT" means the Loan Agreement dated as of the date hereof between the Company and Holder pursuant to which this Note has been issued.

         "BUSINESS DAY" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.


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         "COMMON STOCK" means the $0.01 par value per share common stock of the
Company.

         "DOLLARS" and "$" means lawful money of the United States of America.

         "NOTE" means this 10% Convertible Promissory Note, as modified and supplemented and in effect from time to time.

         "PERSON" means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.


                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1 RANK. The Company expressly acknowledges that the indebtedness evidenced by this Note shall rank senior in right of payment to all other existing indebtedness of the Company, except to the extent that any such other indebtedness is secured and shall rank at least PARI PASSU with all future indebtedness of the Company.

         SECTION 6.2 GOVERNING LAW; JURISDICTION. This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws provisions thereof. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The Company hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to above, and hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The Company irrevocably consents to service of process in the manner provided for notices below. Nothing in this Agreement will affect the right of the Holder to serve process in any other manner permitted by law. THE COMPANY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL

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PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE
TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE COMPANY CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

         SECTION 6.3 SUCCESSORS. All agreements of the Company in this Note shall bind its successors and permitted assigns. This Note shall inure to the benefit of the Holder and its permitted successors and assigns. The Company shall not delegate any of its obligations hereunder without the prior written consent of Holder.

         SECTION 6.4 AMENDMENT, MODIFICATION OR WAIVER. No provision of this Note may be amended, modified or waived except by an instrument in writing signed by the Company and the Holder.

         SECTION 6.5 LEGEND. This Note, and any note issued in exchange or substitution for this Note, shall bear the legend appearing on the first page hereof.

         SECTION 6.6 NOTICES. All notices and other communications in respect of this Note (including, without limitation, any modifications of, or requests, waivers or consents under, this Note) shall be given or made in writing (including, without limitation, by telecopy) (a) in the case of the Company, at the "Address for Notices" specified below its name on the signature page hereof and (b) in the case of the Holder, at the address for such purpose as shall have been most recently specified to the Company by the Holder; or, as to either the Company or the Holder, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Note, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 6.7 DELAY OR OMISSION NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.


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         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an authorized officer thereof as of the date and year first above written.

                                          TENGTU INTERNATIONAL CORP.


                                          By: __________________________

                                          Name:

                                          Title:


                                          Address for Notices:

                                          Tengtu International Corp.
                                          206-5050 Kingsway
                                          Burnaby, B.C. Canada V5H 4H2

                                          Attention: Pak Kwan Cheung
                                          Facsimile No.: 604-439-9869

                                          and to

                                          Hecht & Associates, P.C.
                                          60 East 42nd Street, Suite 5101
                                          New York, NY 10165-5101

                                          Attention: Charles J. Hecht, Esq.
                                          Facsimile No: 212-490-3263


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                                    EXHIBIT A

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

         The undersigned, the holder of the below-referenced Note, hereby
irrevocably elects to convert $       of the principal amount of the Convertible
Promissory Note Due June ____, 2002 issued by Tengtu International Corp. (the "Company") into Shares of Common Stock of the Company according to the conditions and as of the date set forth below.*

Date of Conversion:

Principal Amount to be Converted: __________________________________________

Accrued Interest in Cash or Stock:

Applicable Conversion Price:

Signature:

Name: _______________________________

Address:




* The original Note must be received by the Company by the tenth (10th) Business Day following the Date of Conversion, if such conversion represents the remaining principal balance of the Note.

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